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                                                                    EXHIBIT 10.2

                               ASSIGNMENT OF NOTE

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                  Allied Capital Corporation
                  1919 Pennsylvania Avenue, N.W.
                  Washington, DC 20006

         the attached Note in the principal amount of $24,000,000, and does hereby irrevocably appoint Wayne Lovett as attorney-in-fact to transfer said Note on the books of the Borrower, with full power of substitution in the premises.

         Done this________ day of October, 2003.

                                    J.H. WHITNEY MEZZANINE FUND, L.P.

                                    By: WHITNEY GP, L.L.C., its General Partner

                                    By: -s- Daniel J. O'Brien
                                        ---------------------------------
                                    Name: Daniel J. O'Brien
                                    Title: A Managing Member

                                    Address:

                                    177 Broad Street
                                    Stamford, CT 06901